UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

V.I. Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

Dear Stockholder:

We cordially invite you to attend a special meeting of stockholders of V.I. Technologies, Inc. (the “Company”). The special meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on August 15, 2005 at 10:00 a.m. local time in order to:

1.	Amend the Company’s restated certificate of incorporation to change the Company’s name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc.; and

2.	Consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

The proposals are discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on July 15, 2005 are entitled to attend and vote at the special meeting or any adjournment of the special meeting.

You are urged to attend the special meeting in person, but, if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We encourage you to vote electronically if you have that option. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

Samuel K. Ackerman

Chief Executive Officer

Watertown, Massachusetts

July 18, 2005

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY PROMPTLY.

V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15, 2005

TIME:	10:00 a.m. local time

DATE:	August 15, 2005

PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111

PURPOSES:

1.	To amend our restated certificate of incorporation to change our name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc.

2.	To consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

WHO MAY VOTE:

You may vote if you were the record owner of V.I. Technologies, Inc. common stock at the close of business on July 15, 2005. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at the office of the Secretary at the above address.

Watertown, Massachusetts

July 18, 2005

By Order of the Board of Directors

Samuel K. Ackerman

Chief Executive Officer

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE V.I. TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15, 2005

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE SPECIAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the Board of Directors of V.I. Technologies, Inc. would like you, as a stockholder, to vote at a special meeting of the stockholders of the Company, which will take place on August 15, 2005. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about July 18, 2005 to all stockholders of record entitled to vote at the special meeting.

In this proxy statement, we refer to V.I. Technologies, Inc. as the “Company, “we, “us” or “our.”

Who can vote at the special meeting of stockholders?

Stockholders who owned shares of our common stock on July 15, 2005 may attend and vote at the special meeting. Each share is entitled to one vote. There were 39,509,667 shares of the Company’s common stock outstanding on July 15, 2005. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on pages 5 - 7 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Samuel K. Ackerman and Mr. Daniel Sanders, Chief Executive Officer and Director of Finance, respectively, of the Company, as your representatives at the special meeting. By completing and returning the proxy card, you are authorizing Dr. Ackerman and Mr. Sanders to vote your shares at the special meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is a good idea to complete and return your proxy card before the special meeting date just in case your plans change. If a proposal comes up for vote at the special meeting that is not on the proxy card, Dr. Ackerman and Mr. Sanders will vote your shares, under your proxy, according to their best judgment.

i

If your proxy card or instruction form so indicates, you may submit your proxy electronically via the Internet or telephone. You are encouraged to vote electronically, if you have that option.

What am I voting on?

We are asking stockholders to vote to amend our restated certificate of incorporation to change our name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc. The Board of Directors has adopted a resolution approving the proposal.

We will also transact any other business that properly comes before the special meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “for” the proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on July 15, 2005 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the special meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the special meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions or by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions or by voting in person at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted. You are encouraged to vote electronically, if you have the option.

Beneficial Owner

If on July 15, 2005 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the special meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the special meeting.

How do I vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Dr. Ackerman and Mr. Sanders if a proposal comes up for a vote at the special meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to amend our restated certificate of incorporation to change our name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc., and

•	according to the best judgment of Dr. Ackerman and Mr. Sanders if a proposal comes up for a vote at the special meeting that is not on the proxy card.

(2)	You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. You are encouraged to vote electronically.

(3)	You may vote through the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions. You are encouraged to vote electronically.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 2:00 p.m. Eastern Standard Time, on August 14, 2005. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

(4)	You may vote in person at the special meeting.

We will pass out written ballots to anyone who wants to vote at the special meeting. However, if you hold your shares in street name, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards or vote electronically using all proxy cards to ensure that all of your shares are voted.

What does “Householding of Annual Disclosure Documents” mean?

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce Company’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, or, conversely, if you share an address with another one of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your Company shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. John Barr, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the special meeting,

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using the same methods, or

•	attending the special meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposal to amend our restated certificate of incorporation to change our name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc. is a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

v

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.”

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the special meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the special meeting.

If your shares are in your name and you do not sign and return your proxy card or vote electronically via Internet or by telephone, your shares will not be voted unless you vote in person at the special meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on approving the amendment to our restated certificate of incorporation. In the case of the proposal to amend our restated certificate of incorporation, any abstentions or broker non-votes will be counted as votes against the proposal.

How many stockholders are needed either in person or by proxy to hold the special meeting?

To hold the special meeting and conduct business, a majority of the Company’s outstanding shares of common stock entitled to vote as of July 15, 2005 must be present at the special meeting. This is called a quorum.

Shares are counted as present and entitled to vote at the special meeting if the stockholder either:

•	is present and votes at the special meeting either in person or by valid proxy,

•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

How many votes are required to approve the amendment to the certificate of incorporation?

A majority of the outstanding shares of the Company’s common stock.

How many votes are required to approve other matters that may come before the stockholders at the special meeting?

A majority of the shares present and entitled to vote at the special meeting, in person or by proxy, excluding broker non-votes, unless otherwise required by applicable law.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote in favor of approving the amendment to our restated certificate of incorporation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting and will announce the final results in our quarterly report on Form 10-Q for the quarter ending September 30, 2005. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on our website at www.vitechnologies.com.

Who can help answer my questions?

You can call Dr. Samuel K. Ackerman, our Chief Executive Officer, or Mr. Daniel Sanders, our Director of Finance, at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

PROXY STATEMENT

Our Board of Directors is soliciting proxies for the special meeting of stockholders to be held on August 15, 2005 at 10 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the special meeting.

Our Board of Directors set July 15, 2005 as the record date for the special meeting. Stockholders who owned shares of common stock of V.I. Technologies, Inc. on that date are entitled to vote at and attend the special meeting. Each share is entitled to one vote. There were 39,509,667 shares of common stock of V.I. Technologies, Inc. outstanding on the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about July 18, 2005.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our Board of Directors for use at the special meeting of stockholders of V.I. Technologies, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on August 15, 2005 at 10:00 a.m. local time, or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about July 18, 2005 to all our stockholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on July 15, 2005 will be entitled to notice of, and to vote at, the special meeting. As of June 30, 2005 we had 39,506,529 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the special meeting. A majority of the outstanding shares of common stock will constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the special meeting. It may be revoked by mailing to our Secretary, Mr. John Barr, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the special meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the special meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the special meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the proposal to amend our restated certificate of incorporation to change our name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc.; and (ii) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

PROPOSAL 1

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM V.I. TECHNOLOGIES, INC. TO PANACOS PHARMACEUTICALS, INC.

The Board of Directors has determined that it is advisable to change the name of the Company from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc. and has voted to recommend that the stockholders adopt an amendment to our restated certificate of incorporation effecting the proposed name change. The full text of the proposed amendment to the restated certificate of incorporation is attached to this proxy statement as Appendix A.

The Board of Directors believes it is in the best interest of the Company to change its name. The Company merged with Panacos Pharmaceuticals, Inc. in March 2005. As part of the merger, the employees and management team of Panacos joined the Company and are continuing their efforts to discover and develop antiviral targets in the viral life cycle. Our lead compound, PA-457, is the first in a new class of investigational drugs called maturation inhibitors that are designed to block the last stage in the HIV life cycle so that, following treatment, HIV particles are defective and non-infectious. PA-457 is currently in Phase II clinical trials.

Prior to the merger with Panacos, the INACTINE™ Pathogen Reduction System for red blood cells was our principal development activity. In November of 2004, we have suspended enrollment in the Phase III clinical trial for INACTINE™ in acute indications. Since that time we have conducted a series of experiments designed to identify treatment conditions which could reduce the likelihood of an immune response to treated red cells. While we have made progress in those studies, we have determined to focus our future activities in discovery and development of small molecule anti-infective therapeutics. Accordingly, we have decided to discontinue investment in the INACTINE™ program and explore outlicensing of the program.

Going forward, our principal development activities will be the development and commercialization of novel anti-infective therapeutics, including the development programs acquired as part of the merger with Panacos Pharmaceuticals. The name Panacos Pharmaceuticals is more closely associated with these principal development activities and has developed name recognition among clinicians, drug developers and investors interested in novel drugs to treat HIV and other viral diseases. The names V.I. Technologies and Vitex are more closely associated with blood safety technologies, an area in which we plan minimal future investment. The rights to the name Panacos Pharmaceuticals and associated trademarks are owned by us, and therefore, we believe the name change can be cost-effectively implemented in a timely manner.

The affirmative vote of the holders of a majority of the common stock outstanding and entitled to vote at the special meeting is required to approve the amendment to our restated certificate of incorporation to effect the proposed change in our name.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of June 30, 2005: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended December 31, 2004; (iii) by the executive officer other than the chief executive officer who earned more than $100,000 in the fiscal year ended December 31, 2004 and who was employed by us on December 31, 2004; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of June 30, 2005, we had 39,506,529 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Beneficially Owned Shares Number (1)	Percent of Class
5% Stockholders

Ampersand Funds(2) 55 William Street, Suite 240 Wellesley, MA 02481	10,155,705	25.3%

Great Point Partners LLC(3) 2 Pickwick Plaza, Suite 450 Greenwich, CT 06870	8,613,557	20.4%

A.M. Pappas & Associates(4) Emerging Technologies Center 7030 Kit Creek Road Research Triangle Park, NC 27709	5,329,434	13.5. %

Mitsui & Co. Venture Partners, Inc.(5) 200 Park Avenue New York, New York 10166	2,224,241	5.6%

Novo A/S Krogshoejvej 41 DK 2880 Bagsvaerd, Denmark	2,139,894	5.4%

Named Executive Officers and Directors

Richard A. Charpie(6)	10,174,282	25.3%
Eric Linsley(7)	5,332,188	13.5%
Graham P. Allaway(8)	830,993	2.1%
R. John Fletcher(9)	797,500	2.0%
Samuel K. Ackerman, M.D.(10)	417,800	1.0%
John R. Barr(11)	217,901	** %
Irwin Lerner(12)	7,746	** %
Joseph M. Limber(13)	3,080	** %
Thomas T. Higgins(14)	1,678	** %
Jeremy Hayward-Surry(15)	1,180	** %
Herbert Hooper(16)	—	—%
All current directors and executive officers as a group (10 persons)(17)	17,784,348	42.7%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.

**	Indicates less than one percent.

(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options currently exercisable or which become exercisable within 60 days of June 30, 2005 are deemed to be beneficially owned by the person holding such options and outstanding and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 9,109,962 shares of common stock and warrants exercisable for 650,475 shares of common stock held by Ampersand 1999 Limited Partnership (“AMP-99”), 185,915 shares of common stock and warrants exercisable for 13,275 shares of common stock held by Ampersand 1999 Companion Fund Limited Partnership (“AMP-99 CF”), 193,333 shares of common stock held by Ampersand 1995 Limited Partnership (“AMP-95”) and 2,745 shares of common stock held by Ampersand 1995 Companion Fund Limited Partnership (“AMP-95 CF”). AMP-99 Management Company Limited Liability Company is the general partner of AMP-99 and AMP-99 CF. AMP-95 Management Company Limited Liability LLP (“AMP-95 MCLP LLP”) is the general partner of AMP-95 Management Company Limited Partnership, which itself is the general partner of both AMP-95 and AMP-95 CF and has voting and investment control over the shares held by those two entities. Richard A. Charpie, a member of our Board of Directors, is the Principal Managing Member of AMP-99 Management Company Limited Liability Company and the Managing Partner of AMP-95 MCLP LLP. Dr. Charpie disclaims beneficial ownership of shares held by any of the above-listed entities, except to the extent of his pecuniary interest therein.

(3)	Consists of 3,082,884 shares of common stock and warrants exercisable for 1,387,298 shares of common stock held by Biomedical Value Fund, L.P., 2,795,000 shares of common stock and warrants exercisable for 1,257,750 shares of common stock held by Biomedical Offshore Value Fund LLC and 62,500 shares of common stock and warrants exercisable for 28,125 shares of common stock held by Jeffrey R. Jay, the managing member of Great Point Partners, LLC, investment advisor to the two funds above.

(4)	Consists of 5,292,823 shares of common stock and warrants exercisable for 28,125 shares of common stock held by A.M. Pappas Life Science Ventures I, L.P. and 3,963 shares of common stock held by A.M. Pappas Life Science Ventures I, L.P.’s general partner, AMP&A Management, LLC. AMP&A Management, LLC is managed by A.M. Pappas & Associates, LLC (“AMP&A”). AMP&A may be deemed a beneficial owner of these securities. Also consists of 4,523 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005, held directly by AMP&A. Mr. Linsley, a member of our Board of Directors, is a Partner with AMP&A. Mr. Linsley disclaims beneficial ownership of shares held by any of the above-listed entities, except to the extent of his pecuniary interest therein.

(5)	Consists of 1,100,999 shares of common stock held by Mitsui & Co. (U.S.A.), Inc., 1,100,999 shares of common stock held by MCVP Holding, Inc. and 22,243 shares of common stock held by Mitsui & Co. Venture Partners, Inc., Mitsui & Co. (U.S.A.), Inc. MCVP Holding, Inc., and Mitsui & Co. Venture Partners, Inc. are partners in Mitsui & Co. Venture Partners II, L.P.

(6)	Consists of shares described in note (2) of which Dr. Charpie may be considered the beneficial owner, 9,203 shares of common stock directly owned by Dr. Charpie, 6,674 shares of common stock held by Ampersand Venture Management Trust (as successor to Ampersand Venture Management LLC), and 2,700 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005. Dr. Charpie is the sole member of Ampersand Venture Management 2003 LLC, which is the sole holder of shares of beneficial interest of Ampersand Venture Management Trust. Dr. Charpie disclaims beneficial ownership of the shares described in note (2), except to the extent of his pecuniary interest therein. Dr. Charpie has assigned the economic benefits of his stock options noted above to AMP-95 and AMP 95-CF described in note (2).

(7)	Consists of shares described in note (4) of which Mr. Linsley may be considered the beneficial owner and 2,754 shares of common stock directly owned by Mr. Linsley. Mr. Linsley disclaims beneficial ownership of the shares described in note (4), except to the extent of his pecuniary interest therein.

(8)	Consists of 175,682 shares of common stock and 655,311 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(9)

Consists of 500,000 shares of common stock and warrants exercisable for 225,000 shares of common stock held by Fletcher Spaght Ventures, LP and 50,000 shares of common stock and warrants exercisable for 22,500 shares of common stock held by Fletcher Spaght Venture Partners LLC. Mr. Fletcher is the Chief Executive Officer of Fletcher Spaght, Inc. Mr. Fletcher disclaims beneficial ownership of shares held by any of these entities, except to the extent of his pecuniary interest therein.

(10)	Consists of 42,863 shares of common stock owned directly by Dr. Ackerman, 1,471 shares of common stock of which Dr. Ackerman may be considered the beneficial owner, as the securities are owned by his dependents, and 373,466 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(11)	Consists of 1,254 shares of common stock, 75,000 shares of restricted common stock, and 141,647 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(12)	Consists of 3,258 shares of common stock and 4,488 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(13)	Consists of 980 shares of common stock and 2,100 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(14)	Mr. Higgins resigned from his position with Vitex as Chief Financial Officer in January 2005.

(15)	Consists of 980 shares of common stock and 200 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005.

(16)	Dr. Hooper has no shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005. Dr. Hooper has assigned the economic benefits of his outstanding stock options to AMP-99 and AMP 99-CF described in note (2).

(17)	Consists of 15,658,860 shares of common stock, 1,184,435 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of June 30, 2005, and warrants exercisable for 939,375 shares of common stock.

CHANGE OF CONTROL

On March 11, 2005, V.I. Technologies, Inc. merged with Panacos Pharmaceuticals, Inc. A detailed description of the merger transaction is provided in our Definitive Proxy Statement on Schedule 14A filed on February 15, 2005 and is incorporated herein by reference.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals, the proper subjects of such proposals and other issues governing stockholder proposals, are regulated by the rules adopted under Section 14 of the Securities Exchange Act of 1934, as amended. To be considered for inclusion in the proxy statement relating to our 2006 annual meeting of stockholders, stockholder proposals must be received by the close of business on January 26, 2006. Notice of a proposal or nomination for which a stockholder will conduct his or her own solicitation must be delivered to or mailed and received at the principal executive offices of the Company not less than 50 days nor more than 75 days prior to the annual meeting, unless less than 65 days’ notice or public disclosure of the date of the meeting is given, in which case the stockholder’s notice of proposal or nomination to us must be received within 15 days after such notice or disclosure is given. If we do not receive notice of any matter to be considered for presentation at the annual meeting within such time frame, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of Dr. Samuel K. Ackerman, Chief Executive Officer, V.I. Technologies, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. On request, the Secretary will provide detailed instructions for submitting proposals. SEC rules set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

OTHER MATTERS

Our Board of Directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our Board of Directors hopes that stockholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. You are encouraged to vote electronically if you have the option. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Stockholders of record who attend the special meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Samuel K. Ackerman

Chief Executive Officer

Watertown, Massachusetts

July 18, 2005

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

V.I. TECHNOLOGIES, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is V.I. Technologies, Inc.

2. The Certificate of Incorporation of the Corporation was filed on January 1, 1993 under the name Melville Biologics, Inc. A Restated Certificate of Incorporation was filed on June 11, 1998 and thereafter said Restated Certificate of Incorporate was amended on November 12, 1999, May 30, 2001, March 10, 2003, July 28, 2003, March 10, 2005, March 11, 2005 and March 14, 2005. The Restated Certificate of Incorporation, as amended, is hereby further amended to change the name of the Corporation to Panacos Pharmaceuticals, Inc. by deleting Article FIRST in its entirety and by substituting in lieu thereof the following new Article FIRST:

“FIRST: The name of the Corporation is Panacos Pharmaceuticals, Inc.”

3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed this      day of                      2005.

[Samuel K. Ackerman]
[Chief Executive Officer]

A-1

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MA 02472

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Dr. Samuel K. Ackerman and Mr. Daniel Sanders, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of V.I. Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on August 15, 2005 at 10:00 a.m. local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the proposal to amend the Company’s restated certificate of incorporation to change the Company’s name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc.; and in the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH

RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED

ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return it using the enclosed envelope or vote by telephone or Internet. We encourage you to vote electronically. Thank you for your prompt consideration of these matters.

Sincerely,

V.I. Technologies, Inc.

DETACH HERE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

Management recommends a vote FOR Proposal No. 1.

FOR        AGAINST        ABSTAIN

1.	Proposal to amend the Company’s restated certificate of incorporation to change the Company’s name from V.I. Technologies, Inc. to Panacos Pharmaceuticals, Inc.

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the special meeting.

Mark here for address change and notification.    ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:	Signature:
Date: